                                                                    EXHIBIT 99.3


                                                           OMB Number: 3235-0569
                                                       Expires: January 31, 2003




STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, J. Kenneth Glass, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of First Tennessee National Corporation (the "Company"), and, except as corrected or supplemented in a subsequent covered report:

         - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

         - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

         - Annual Report on Form 10-K for fiscal year ended December 31, 2001, of First Tennessee National Corporation;

         - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of First Tennessee National Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

        -         any amendments to any of the foregoing.




/s/ J. Kenneth Glass                       Subscribed and sworn to before me
-------------------------------------      this 12th day of August, 2002.
J. Kenneth Glass
President and Chief Executive Officer      /s/  Nancy L. Scheible
(principal executive officer)              ------------------------------------
                                           Notary Public
Date:  August 12, 2002                     My Commission Expires: 7/29/03


[*Separate statements to be signed by each of the Principal Executive Officer and the Principal Financial Officer.]